UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 31, 2006

ANGELICA CORPORATION
(Exact name of Company as specified in its charter)

Missouri	1-5674	43-0905260
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

424 South Woods Mill Road
Chesterfield, Missouri		63017-3406
(Address of principal executive offices)		(Zip Code)

(314) 854-3800
(Company's telephone number, including area code)

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 1, 2006, Angelica Corporation (the “Company”) issued a press release announcing the status of discussions with Steel Partners II, L.P. (“Steel Partners”), the Company’s largest shareholder. The Company established an independent Special Committee of the Board of Directors in December 2005 to address issues raised recently by Steel Partners. The independent Special Committee is comprised solely of independent, outside directors.

On January 31, 2006, the independent Special Committee sent a letter to Steel Partners outlining its views of the current status of discussions with Steel Partners.

A copy of the press release and a copy of the letter from the independent Special Committee to Steel Partners are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) The following exhibit is filed as part of this report:

Exhibit Number	Description

99.1	Press Release dated February 1, 2006.

99.2	Letter to Steel Partners dated January 31, 2006.

*       *       *

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2006

ANGELICA CORPORATION

By:/s/ Steven L. Frey
Name: Steven L. Frey
Title: Vice President & General Counsel

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 1, 2006.

99.2	Letter to Steel Partners dated January 31, 2006.

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